Guarantees, Pledged Assets and Collateral, and Other Commitments	12 Months Ended
Dec. 31, 2017
Guarantees [Abstract]
Guarantees, Pledged Assets and Collateral, and Other Commitments

Note 14: Guarantees, Pledged Assets and Collateral, and Other Commitments
Guarantees are contracts that contingently require us to make payments to a guaranteed party based on an event or a change in an underlying asset, liability, rate or index. Guarantees are generally in the form of standby letters of credit, securities lending and other indemnifications, written put options, recourse obligations, and other types of arrangements. Table 14.1 shows carrying value, maximum exposure to loss on our guarantees and the related non-investment grade amounts.

Table 14.1: Guarantees – Carrying Value and Maximum Exposure to Loss

		Maximum exposure to loss
(in millions)	Carrying value of obligation (asset)	Expires in one year or less	Expires after one year through three years	Expires after three years through five years	Expires after five years	Total	Non-investment grade
December 31, 2017
Standby letters of credit (1)	$39	15,357	7,908	3,068	645	26,978	8,773
Securities lending and other indemnifications (2)	—	—	—	2	809	811	2
Written put options (3)	(455)	14,758	12,706	3,890	1,038	32,392	19,087
Loans and MHFS sold with recourse (4)	51	165	533	934	9,385	11,017	8,155
Factoring guarantees	—	747	—	—	—	747	668
Other guarantees	1	7	—	2	4,175	4,184	7
Total guarantees	$(364)	31,034	21,147	7,896	16,052	76,129	36,692
December 31, 2016
Standby letters of credit (1)	$38	16,050	8,727	3,194	658	28,629	9,898
Securities lending and other indemnifications (2)	—	—	—	1	1,166	1,167	2
Written put options (3)	37	10,427	10,805	4,573	1,216	27,021	15,915
Loans and MHFS sold with recourse (4)	55	84	637	947	8,592	10,260	7,228
Factoring guarantees	—	1,109	—	—	—	1,109	1,109
Other guarantees	6	19	21	17	3,580	3,637	15
Total guarantees	$136	27,689	20,190	8,732	15,212	71,823	34,167

(1)
Total maximum exposure to loss includes direct pay letters of credit (DPLCs) of $8.1 billion and $9.2 billion at December 31, 2017 and 2016, respectively. We issue DPLCs to provide credit enhancements for certain bond issuances. Beneficiaries (bond trustees) may draw upon these instruments to make scheduled principal and interest payments, redeem all outstanding bonds because a default event has occurred, or for other reasons as permitted by the agreement. We also originate multipurpose lending commitments under which borrowers have the option to draw on the facility in one of several forms, including as a standby letter of credit. Total maximum exposure to loss includes the portion of these facilities for which we have issued standby letters of credit under the commitments.

(2)
Includes indemnifications provided to certain third-party clearing agents. Outstanding customer obligations under these arrangements were $92 million and $175 million with related collateral of $717 million and $991 million at December 31, 2017 and 2016, respectively. Estimated maximum exposure to loss was $809 million at December 31, 2017, and $1.2 billion at December 31, 2016.

(3)
Written put options, which are in the form of derivatives, are also included in the derivative disclosure in Note 16 (Derivatives). Carrying value net asset position is a result of certain deferred premium option trades.

(4)
Represent recourse provided, predominantly to the GSEs, on loans sold under various programs and arrangements. Under these arrangements, we repurchased $5 million of loans associated with these agreements during both 2017 and 2016.

“Maximum exposure to loss” and “Non-investment grade” are required disclosures under GAAP. Non-investment grade represents those guarantees on which we have a higher risk of being required to perform under the terms of the guarantee. If the underlying assets under the guarantee are non-investment grade (that is, an external rating that is below investment grade or an internal credit default grade that is equivalent to a below investment grade external rating), we consider the risk of performance to be high. Internal credit default grades are determined based upon the same credit policies that we use to evaluate the risk of payment or performance when making loans and other extensions of credit. Credit quality indicators we usually consider in evaluating risk of payments or performance are described in Note 6 (Loans and Allowance for Credit Losses).
Maximum exposure to loss represents the estimated loss that would be incurred under an assumed hypothetical circumstance, despite what we believe is a remote possibility, where the value of our interests and any associated collateral declines to zero. Maximum exposure to loss estimates in Table 14.1 do not reflect economic hedges or collateral we could use to offset or recover losses we may incur under our guarantee agreements. Accordingly, this required disclosure is not an indication of expected loss. We believe the carrying value, which is either fair value for derivative-related products or the allowance for lending-related commitments, is more representative of our exposure to loss than maximum exposure to loss.

STANDBY LETTERS OF CREDIT  We issue standby letters of credit, which include performance and financial guarantees, for customers in connection with contracts between our customers and third parties. Standby letters of credit are agreements where we are obligated to make payment to a third party on behalf of a customer if the customer fails to meet their contractual obligations. We consider the credit risk in standby letters of credit and commercial and similar letters of credit in determining the allowance for credit losses.

SECURITIES LENDING AND OTHER INDEMNIFICATIONS  As a securities lending agent, we lend debt and equity securities from participating institutional clients’ portfolios to third-party borrowers. These arrangements are for an indefinite period of time, and we indemnify our clients against default by the borrower in returning these lent securities. This indemnity is supported by collateral received from the borrowers and is generally in the form of cash or highly liquid securities that are marked to market daily.
We use certain third-party clearing agents to clear and settle transactions on behalf of some of our institutional brokerage customers. We indemnify the clearing agents against loss that could occur for non-performance by our customers on transactions that are not sufficiently collateralized. Transactions subject to the indemnifications may include customer obligations related to the settlement of margin accounts and short positions, such as written call options and securities borrowing transactions.
We enter into other types of indemnification agreements in the ordinary course of business under which we agree to indemnify third parties against any damages, losses and expenses incurred in connection with legal and other proceedings arising from relationships or transactions with us. These relationships or transactions include those arising from service as a director or officer of the Company, underwriting agreements relating to our securities, acquisition agreements and various other business transactions or arrangements. Because the extent of our obligations under these agreements depends entirely upon the occurrence of future events, we are unable to determine our potential future liability under these agreements. We do, however, record a liability for residential mortgage loans that we expect to repurchase pursuant to various representations and warranties. See Note 9 (Mortgage Banking Activities) for additional information on the liability for mortgage loan repurchase losses.

WRITTEN PUT OPTIONS Written put options are contracts that give the counterparty the right to sell to us an underlying instrument held by the counterparty at a specified price and may include options, floors, caps and credit default swaps. These written put option contracts generally permit net settlement. While these derivative transactions expose us to risk if the option is exercised, we manage this risk by entering into offsetting trades or by taking short positions in the underlying instrument. We offset market risk related to put options written to customers with cash securities or other offsetting derivative transactions. Additionally, for certain of these contracts, we require the counterparty to pledge the underlying instrument as collateral for the transaction. Our ultimate obligation under written put options is based on future market conditions and is only quantifiable at settlement. See Note 16 (Derivatives) for additional information regarding written derivative contracts.

LOANS AND MHFS SOLD WITH RECOURSE  In certain loan sales or securitizations, we provide recourse to the buyer whereby we are required to indemnify the buyer for any loss on the loan up to par value plus accrued interest. We provide recourse, predominantly to GSEs, on loans sold under various programs and arrangements. Substantially all of these programs and arrangements require that we share in the loans’ credit exposure for their remaining life by providing recourse to the GSE, up to 33.33% of actual losses incurred on a pro-rata basis in the event of borrower default. Under the remaining recourse programs and arrangements, if certain events occur within a specified period of time from transfer date, we have to provide limited recourse to the buyer to indemnify them for losses incurred for the remaining life of the loans. The maximum exposure to loss reported in Table 14.1 represents the outstanding principal balance of the loans sold or securitized that are subject to recourse provisions or the maximum losses per the contractual agreements. However, we believe the likelihood of loss of the entire balance due to these recourse agreements is remote, and amounts paid can be recovered in whole or in part from the sale of collateral. We also provide representation and warranty guarantees on loans sold under the various recourse programs and arrangements. Our loss exposure relative to these guarantees is separately considered and provided for, as necessary, in determination of our liability for loan repurchases due to breaches of representation and warranties. See Note 9 (Mortgage Banking Activities) for additional information on the liability for mortgage loan repurchase losses.

FACTORING GUARANTEES  Under certain factoring arrangements, we are required to purchase trade receivables from third parties, generally upon their request, if receivable debtors default on their payment obligations.

OTHER GUARANTEES  We are members of exchanges and clearing houses that we use to clear our trades and those of our customers. It is common that all members in these organizations are required to collectively guarantee the performance of other members. Our obligations under the guarantees are based on either a fixed amount or a multiple of the collateral we are required to maintain with these organizations. We have not recorded a liability for these arrangements as of the dates presented in Table 14.1 because we believe the likelihood of loss is remote.
We also have contingent performance arrangements related to various customer relationships and lease transactions. We are required to pay the counterparties to these agreements if third parties default on certain obligations.

Pledged Assets
As part of our liquidity management strategy, we pledge various assets to secure trust and public deposits, borrowings and letters of credit from the FHLB and FRB, securities sold under agreements to repurchase (repurchase agreements), securities lending arrangements, and for other purposes as required or permitted by law or insurance statutory requirements. The types of collateral we pledge include securities issued by federal agencies, GSEs, domestic and foreign companies and various commercial and consumer loans. Table 14.2 provides the total carrying amount of pledged assets by asset type and pledged off-balance sheet securities for securities financings. The table excludes pledged consolidated VIE assets of $13.6 billion and $13.4 billion at December 31, 2017 and 2016, respectively, which can only be used to settle the liabilities of those entities. The table also excludes $675 million and $1.1 billion in assets pledged in transactions with VIE’s accounted for as secured borrowings at December 31, 2017 and 2016, respectively. See Note 8 (Securitizations and Variable Interest Entities) for additional information on consolidated VIE assets and secured borrowings.

Table 14.2: Pledged Assets

	Dec 31,	Dec 31,
(in millions)	2017	2016
Trading assets and other (1)	$109,279	84,603
Investment securities (2)	73,467	90,946
Mortgages held for sale and loans (3)	469,554	516,112
Total pledged assets	$652,300	691,661

(1)
Consists of trading assets of $42.0 billion and $33.2 billion at December 31, 2017 and 2016, respectively and off-balance sheet securities of $67.3 billion and $51.4 billion as of the same dates, respectively, that are pledged as collateral for repurchase agreements and other securities financings. Total trading assets and other includes $109.1 billion and $84.2 billion at December 31, 2017 and 2016, respectively, that permit the secured parties to sell or repledge the collateral.

(2)
Includes carrying value of $5.0 billion and $6.2 billion (fair value of $5.0 billion and $6.2 billion) in collateral for repurchase agreements at December 31, 2017 and 2016, respectively, which are pledged under agreements that do not permit the secured parties to sell or repledge the collateral. Also includes $64 million and $617 million in collateral pledged under repurchase agreements at December 31, 2017 and 2016, respectively, that permit the secured parties to sell or repledge the collateral. All other pledged securities are pursuant to agreements that do not permit the secured party to sell or repledge the collateral.

(3)
Includes mortgages held for sale of $2.6 billion and $15.8 billion at December 31, 2017 and 2016, respectively. Substantially all of the total mortgages held for sale and loans are pledged under agreements that do not permit the secured parties to sell or repledge the collateral. Amounts exclude $2.2 billion and $1.2 billion at December 31, 2017 and 2016, respectively, of pledged loans recorded on our balance sheet representing certain delinquent loans that are eligible for repurchase from GNMA loan securitizations.

Securities Financing Activities
We enter into resale and repurchase agreements and securities borrowing and lending agreements (collectively, “securities financing activities”) typically to finance trading positions (including securities and derivatives), acquire securities to cover short trading positions, accommodate customers’ financing needs, and settle other securities obligations. These activities are conducted through our broker-dealer subsidiaries and to a lesser extent through other bank entities. Most of our securities financing activities involve high quality, liquid securities such as U.S. Treasury securities and government agency securities, and to a lesser extent, less liquid securities, including equity securities, corporate bonds and asset-backed securities. We account for these transactions as collateralized financings in which we typically receive or pledge securities as collateral. We believe these financing transactions generally do not have material credit risk given the collateral provided and the related monitoring processes.

OFFSETTING OF RESALE AND REPURCHASE AGREEMENTS AND SECURITIES BORROWING AND LENDING AGREEMENTS Table 14.3 presents resale and repurchase agreements subject to master repurchase agreements (MRA) and securities borrowing and lending agreements subject to master securities lending agreements (MSLA). We account for transactions subject to these agreements as collateralized financings, and those with a single counterparty are presented net on our balance sheet, provided certain criteria are met that permit balance sheet netting. Most transactions subject to these agreements do not meet those criteria and thus are not eligible for balance sheet netting.
Collateral we pledged consists of non-cash instruments, such as securities or loans, and is not netted on the balance sheet against the related liability. Collateral we received includes securities or loans and is not recognized on our balance sheet. Collateral pledged or received may be increased or decreased over time to maintain certain contractual thresholds, as the assets underlying each arrangement fluctuate in value. Generally, these agreements require collateral to exceed the asset or liability recognized on the balance sheet. The following table includes the amount of collateral pledged or received related to exposures subject to enforceable MRAs or MSLAs. While these agreements are typically over-collateralized, U.S. GAAP requires disclosure in this table to limit the reported amount of such collateral to the amount of the related recognized asset or liability for each counterparty.
In addition to the amounts included in Table 14.3, we also have balance sheet netting related to derivatives that is disclosed in Note 16 (Derivatives).

Table 14.3: Offsetting – Resale and Repurchase Agreements

	Dec 31,	Dec 31,
(in millions)	2017	2016
Assets:
Resale and securities borrowing agreements
Gross amounts recognized	$121,135	91,123
Gross amounts offset in consolidated balance sheet (1)	(23,188)	(11,680)
Net amounts in consolidated balance sheet (2)	97,947	79,443
Collateral not recognized in consolidated balance sheet (3)	(96,829)	(78,837)
Net amount (4)	$1,118	606
Liabilities:
Repurchase and securities lending agreements
Gross amounts recognized (5)	$111,488	89,111
Gross amounts offset in consolidated balance sheet (1)	(23,188)	(11,680)
Net amounts in consolidated balance sheet (6)	88,300	77,431
Collateral pledged but not netted in consolidated balance sheet (7)	(87,918)	(77,184)
Net amount (8)	$382	247

(1)	Represents recognized amount of resale and repurchase agreements with counterparties subject to enforceable MRAs that have been offset in the consolidated balance sheet.

(2)
At December 31, 2017 and 2016, includes $78.9 billion and $58.1 billion, respectively, classified on our consolidated balance sheet in federal funds sold, securities purchased under resale agreements and other short-term investments and $19.0 billion and $21.3 billion, respectively, in loans.

(3)
Represents the fair value of collateral we have received under enforceable MRAs or MSLAs, limited for table presentation purposes to the amount of the recognized asset due from each counterparty. At December 31, 2017 and 2016, we have received total collateral with a fair value of $130.8 billion and $102.3 billion, respectively, all of which we have the right to sell or repledge. These amounts include securities we have sold or repledged to others with a fair value of $66.3 billion at December 31, 2017, and $50.0 billion at December 31, 2016.

(4)	Represents the amount of our exposure that is not collateralized and/or is not subject to an enforceable MRA or MSLA.

(5)	For additional information on underlying collateral and contractual maturities, see the “Repurchase and Securities Lending Agreements” section in this Note.

(6)	Amount is classified in short-term borrowings on our consolidated balance sheet.

(7)
Represents the fair value of collateral we have pledged, related to enforceable MRAs or MSLAs, limited for table presentation purposes to the amount of the recognized liability owed to each counterparty. At December 31, 2017 and 2016, we have pledged total collateral with a fair value of $113.6 billion and $91.4 billion, respectively, of which the counterparty does not have the right to sell or repledge $5.2 billion as of December 31, 2017, and $6.6 billion as of December 31, 2016.

(8)	Represents the amount of our obligation that is not covered by pledged collateral and/or is not subject to an enforceable MRA or MSLA.

REPURCHASE AND SECURITIES LENDING AGREEMENTS Securities sold under repurchase agreements and securities lending arrangements are effectively short-term collateralized borrowings. In these transactions, we receive cash in exchange for transferring securities as collateral and recognize an obligation to reacquire the securities for cash at the transaction's maturity. These types of transactions create risks, including (1) the counterparty may fail to return the securities at maturity, (2) the fair value of the securities transferred may decline below the amount of our obligation to reacquire the securities, and therefore create an obligation for us to pledge additional amounts, and (3) the counterparty may accelerate the maturity on demand, requiring us to reacquire the security prior to contractual maturity. We attempt to mitigate these risks by the fact that most of our securities financing activities involve highly liquid securities, we underwrite and monitor the financial strength of our counterparties, we monitor the fair value of collateral pledged relative to contractually required repurchase amounts, and we monitor that our collateral is properly returned through the clearing and settlement process in advance of our cash repayment. Table 14.4 provides the underlying collateral types of our gross obligations under repurchase and securities lending agreements.
Table 14.4: Underlying Collateral Types of Gross Obligations

	Dec 31,	Dec 31,
(in millions)	2017	2016
Repurchase agreements:
Securities of U.S. Treasury and federal agencies	$51,144	34,335
Securities of U.S. States and political subdivisions	92	81
Federal agency mortgage-backed securities	35,386	32,669
Non-agency mortgage-backed securities	1,324	2,167
Corporate debt securities	7,152	6,829
Asset-backed securities	2,034	3,010
Equity securities	838	1,309
Other	1,783	1,704
Total repurchases	99,753	82,104
Securities lending:
Securities of U.S. Treasury and federal agencies	186	152
Federal agency mortgage-backed securities	—	104
Non-agency mortgage-backed securities	—	1
Corporate debt securities	619	653
Equity securities (1)	10,930	6,097
Total securities lending	11,735	7,007
Total repurchases and securities lending	$111,488	$89,111

(1)
Equity securities are generally exchange traded and either re-hypothecated under margin lending agreements or obtained through contemporaneous securities borrowing transactions with other counterparties.

Table 14.5 provides the contractual maturities of our gross obligations under repurchase and securities lending agreements.
Table 14.5: Contractual Maturities of Gross Obligations

(in millions)	Overnight/continuous	Up to 30 days	30-90 days	>90 days	Total gross obligation
December 31, 2017
Repurchase agreements	$83,780	7,922	3,286	4,765	99,753
Securities lending	9,634	584	1,363	154	11,735
Total repurchases and securities lending (1)	$93,414	8,506	4,649	4,919	111,488
December 31, 2016
Repurchase agreements	$60,516	9,598	6,762	5,228	82,104
Securities lending	5,565	167	1,275	—	7,007
Total repurchases and securities lending (1)	$66,081	9,765	8,037	5,228	89,111

(1)
Securities lending is executed under agreements that allow either party to terminate the transaction without notice, while repurchase agreements have a term structure to them that technically matures at a point in time. The overnight/continuous repurchase agreements require election of both parties to roll the trade rather than the election to terminate the arrangement as in securities lending.

OTHER COMMITMENTS To meet the financing needs of our customers, we may enter into commitments to purchase debt and equity securities to provide capital for their funding, liquidity or other future needs. As of December 31, 2017 and 2016, we had commitments to purchase debt securities of $194 million and $638 million, and commitments to purchase equity securities of $2.2 billion and $2.0 billion, respectively.